EXHIBIT 99.1

February 28, 2023

Odyssey Semiconductor Technologies to Participate at Roth Capital Conference on March 14, 2023

ITHACA, NY / ACCESSWIRE / February 28, 2023 /Odyssey Semiconductor Technologies, Inc. (OTCQB:ODII), a semiconductor device company developing innovative high-voltage power switching components based on proprietary Gallium Nitride (“GaN”) processing technology, today announced the Company’s Chief Executive Officer will participate in one- on-one meetings at the Roth Capital 35th Annual Conference in Dana Point, California on March 14, 2023.

Roth Conference attendees are encouraged to request a one-on-one meeting with Odyssey’s CEO Mark Davidson on Roth’s online conference platform, or email Roth Capital at oneononerequests@roth.com or contact their Roth representative, or email Jeff Christensen of Odyssey Semiconductor, Investor Relations at jchristensen@darrowir.com.

CEO Commentary

“2022 was a pivotal year for Odyssey. It marked the year our GaN technology moved out of the lab. We completed 650 and 1200 volt vertical GaN sample fabrication as planned in Q4 2022, and now samples are being prepared for shipment to customers later this quarter,” said Mark Davidson, Odyssey’s Chief Executive Officer. “We expect to secure product development agreements with customers by the end of Q2 2023. I look forward to discussing our upcoming milestones with investors at the Roth Conference.”

We are continuing to take product sample requests. Customers can request information and samples of the 650 and 1200 volt vertical GaN power devices at info@odysseysemi.com.

About Odyssey Semiconductor Technologies, Inc.

Odyssey Semiconductor Technologies, Inc., has developed a proprietary technology that is designed to allow for GaN to replace SiC as the emerging high-voltage power switching semiconductor material. Based in Ithaca, NY, the Company owns and operates a 10,000 sq. ft. semiconductor wafer manufacturing facility complete with a mix of class 1,000 and class 10,000 clean space as well as tools for advanced semiconductor development and production. Odyssey Semiconductor also offers a world-class semiconductor device development and foundry service.

For more information, visit the Company’s website atwww.odysseysemi.com and LinkedIn.

Forward-Looking Statements

Statements in this press release that are not descriptions of historical facts are forward- looking statements within the meaning of the safe harbor provisions of the Private Securities

Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, forecasts, representations and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “forecast”, “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based on management’s current expectations and assumptions and are subject to risks and uncertainties described more fully in the company’s filings on Forms 10-K and 10-Q and other periodic filings with the Securities and Exchange Commission. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to semiconductor process manufacturing; the early stage of our GaN-based technology presently under development; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our ability to successfully market and sell our technologies; the ability to achieve high volume manufacturing and the size and growth of the potential markets for any of our technologies, the rate and degree of market acceptance of any of our technologies and our ability to raise funding to support operations and the continued development and qualification of our technology.

In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this press release may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included herein speak only as of the date hereof, and we undertake no obligation to update publicly or privately any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations.

Investor Relations Contact

Darrow Associates

Jeff Christensen

(703) 297-6917

jchristensen@darrowir.com

SOURCE: Odyssey Semiconductor Technologies, Inc.

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